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                                                                   EXHIBIT 99.1




FOR IMMEDIATE RELEASE


Contact: Matt Roberts
         Investor Relations/Business Analysis Manager
         678.597.7317
         mroberts@manh.com


          MANHATTAN ASSOCIATES REPORTS EARNINGS FOR THIRD QUARTER 2004 Final Earnings Meet Midpoint of October 7, 2004 Pre-Announcement

ATLANTA - OCTOBER 20, 2004 - Manhattan Associates(R), Inc. (Nasdaq: MANH), the global leader in providing supply chain execution (SCE) and optimization solutions, today announced final results for the third quarter ended September 30, 2004.

KEY QUARTERLY FINANCIAL HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE:

- Software and hosting fees for the quarter ended September 30, 2004, were $10.3 million, an increase of 6% over the third quarter of 2003;

- Services revenue for the quarter ended September 30, 2004, was a record $36.8 million, an increase of 10% over the third quarter of 2003;

- Core Revenue, consisting of license fees and services revenue, but excluding hardware revenue and reimbursed travel, was $47.0 million, an increase of 9% over the third quarter of 2003;

- Total revenue for the quarter ended September 30, 2004, was $51.9 million, an increase of 3% over the third quarter of 2003;

- Net income for the quarter ended September 30, 2004, was $4.7 million, a decrease of 7% from the third quarter of 2003;

- Cash from operations for the quarter ended September 30, 2004, was $9.2 million, and total cash and investments was $173.0 million as of September 30, 2004;

- International revenue for the quarter ended September 30, 2004, was $12.2 million, which represents 24% of total revenue in the third quarter; and

- Six more RFID deals were booked in the quarter bringing our total number of RFID customers to more than thirty.

GAAP net income was $4.7 million, or $0.15 per fully diluted share, for the third quarter of 2004 compared to $5.0 million, or $0.16 per fully diluted share, for the third quarter of 2003.




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Adjusted net income for the third quarter of 2004, which excludes the amortization of acquisition-related intangible assets, net of taxes, was $5.2 million, or $0.17 per fully diluted share. Adjusted net income for the third quarter of 2003, which excludes the acquisition-related expenses and the amortization of acquisition-related intangible assets, net of taxes, was $6.1 million, or $0.20 per fully diluted share.

The company provides adjusted net income and adjusted net income per share in this press release as additional information regarding the company's operating results. The measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP net income and non-GAAP per share measures used by other companies. The company believes that this presentation of adjusted net income and adjusted net income per share provides useful information to investors regarding additional financial and business trends relating to the company's financial condition and results of operations. The effective tax rate used in calculating adjusted net income was 36.6% for the third quarter of 2004.

"While I am disappointed with our EPS result from the third quarter, we were quite successful in a number of areas during the quarter," said Pete Sinisgalli, president and chief executive officer. "Our services revenue was a new record and was ten percent greater than the prior year. In addition, our core revenue posted nine percent growth over the prior year's third quarter. Most important, customer satisfaction continued to improve and we made substantial progress in delivering our Integrated Logistics Solutions(TM)."

OTHER SIGNIFICANT ACHIEVEMENTS DURING THE QUARTER INCLUDE:

- Securing new customer wins at companies such as British Land Company PLC; Distribudora Flexi, S.A. de C.V.; Hewlett-Packard Oy; Follett Higher Education Group, Ltd.; Genco Distribution System, Inc,; Global Home Products; Japan Logistics Development Co., Ltd.; K.K. IT Frontier; Nippon Express USA, Inc.; Ready Pac Produce, Inc.; Sinopharm Logistics Co. Ltd.; The Cato Corporation; The Forzani Group Ltd.; and Urban Outfitters, Inc.;

- Expanding customer relationships with companies Alco Industries; Deschenes Group, Inc.; Dollar General Corporation; Excell Home Fashions, Inc; Jockey International, Inc.; Newell Rubbermaid, Inc.; Olympus America, Inc.; Pearl, Incorporated; Perry Ellis International; Raley's; Robinson Manufacturing; Scholastic Inc.; and Sodimac S.A.;

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-    Achieving incorporation of Manhattan Associates Software Company Limited in
     China, Manhattan Associates K.K. in Japan and Manhattan Associates Software Pte. Ltd. in Singapore;

- Launching EPC Manager as part of our RFID in a Box(TM) solution. This standalone solution captures and tracks unique EPC read data and is designed to operate independent of other applications so that it can be implemented in conjunction with existing third party, custom or legacy systems; and

- Continuing stock buy back program with $3.7 million bought back during the third quarter.


Business Outlook for 2004

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. The following statements regarding future financial performance are based on current expectations, which include a modestly improving spending environment for information technology. These statements are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning December 15, 2004, Manhattan Associates will observe a "Quiet Period" during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this Business Outlook section as still being Manhattan Associates' current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. The public should not rely on previously published expectations during the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates' next quarterly earnings release is published, presently scheduled for the first week of February 2005.

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For the quarter ending December 31, 2004, Manhattan Associates currently expects to achieve adjusted earnings, which excludes the amortization of acquisition-related intangibles in the range of to $0.17 to $0.21 per fully diluted share and GAAP earnings per share of $0.15 to $0.19 per fully diluted share. "We believe our target for adjusted earnings per share of $0.17 to $0.21 allows us to continue to invest in our long-term future and deliver solid profits in the near term," said Sinisgalli.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates, Inc., is the global leader in providing supply chain execution and optimization solutions. It enables operational excellence through its warehouse, transportation, distributed order management, reverse logistics and trading partner management applications, as well as its RFID, performance management and event management capabilities. These Integrated Logistics Solutions(TM) leverage state-of-the-art technologies, innovative practices and our domain expertise to enhance performance, profitability and competitive advantage. Manhattan Associates has licensed more than 900 customers representing more than 1,600 facilities worldwide, which include some of the world's leading manufacturers, distributors and retailers. For more information about Manhattan Associates, visit www.manh.com.

This press release may contain "forward-looking statements" relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays in product development, undetected software errors, competitive pressures, technical difficulties, market acceptance, availability of technical personnel, changes in customer requirements, risks of international operations and general economic conditions. Additional factors are set forth in "Safe Harbor Compliance Statement for Forward-Looking Statements" included as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.



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                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)



                                                                 Three Months Ended            Nine Months Ended
                                                                    September 30,                September 30,
                                                               ------------------------    ---------------------------
                                                                 2004            2003         2004            2003
                                                               ----------     ---------    -----------     -----------
                                                                     (unaudited)                   (unaudited)

Revenue:
     Software and hosting fees .....................       $  10,257        $   9,636        $  36,347        $  31,152
     Services ......................................          36,759           33,546          106,693           97,171
     Hardware and other ............................           4,853            7,045           16,092           18,198
     Recovery relating to bankrupt customer ........              --               --               --              848
                                                           ---------        ---------        ---------        ---------
         Total revenue .............................          51,869           50,227          159,132          147,369

Costs and Expenses:
     Cost of software and hosting fees .............             977            1,027            2,650            3,372
     Cost of services ..............................          17,009           13,911           48,628           40,761
     Cost of hardware and other ....................           4,211            6,016           13,860           15,572
     Research and development ......................           7,281            6,822           22,084           20,583
     Sales and marketing ...........................           8,062            7,276           24,924           23,456
     General and administrative ....................           6,642            6,041           19,453           17,644
     Amortization of acquisition-related intangibles             894              866            2,655            2,454
     Acquisition-related expenses ..................              --              885               --              885
     Restructuring charge ..........................              --               --               --              893
                                                           ---------        ---------        ---------        ---------
         Total costs and expenses ..................          45,076           42,844          134,254          125,620
                                                           ---------        ---------        ---------        ---------
Operating income ...................................           6,793            7,383           24,878           21,749
Other income, net ..................................             540              402            1,233            2,014
                                                           ---------        ---------        ---------        ---------
Income before income taxes .........................           7,333            7,785           26,111           23,763
Income tax provision ...............................           2,683            2,795            9,164            8,444
                                                           ---------        ---------        ---------        ---------
Net income .........................................       $   4,650        $   4,990        $  16,947        $  15,319
                                                           =========        =========        =========        =========

Basic net income per share .........................       $    0.16        $    0.17        $    0.56        $    0.52
                                                           =========        =========        =========        =========
Diluted net income per share .......................       $    0.15        $    0.16        $    0.54        $    0.50
                                                           =========        =========        =========        =========

Weighted average number of shares:
    Basic ..........................................          29,891           29,750           30,110           29,389
                                                           =========        =========        =========        =========
    Diluted ........................................          30,787           31,208           31,214           30,746
                                                           =========        =========        =========        =========

Reconciliation of Adjusted Net Income:
Net income .........................................       $   4,650        $   4,990        $  16,947        $  15,319
Amortization of acquisition-related intangibles ....             894              866            2,655            2,454
Recovery relating to bankrupt customer .............              --               --               --             (848)
Acquisition-related expenses .......................              --              885               --              885
Restructuring charge ...............................              --               --               --              893
Income tax effect ..................................            (327)            (629)            (934)          (1,206)
                                                           ---------        ---------        ---------        ---------
Adjusted net income ................................       $   5,217        $   6,112        $  18,668        $  17,497
                                                           =========        =========        =========        =========

Adjusted net income per diluted share ..............       $    0.17        $    0.20        $    0.60        $    0.57
                                                           =========        =========        =========        =========

                                     -more-


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                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                                  September 30,  December 31,
                                                                      2004           2003
                                                                 -------------  -------------
                                                                 (unaudited)
                                  ASSETS
Current Assets:
     Cash and cash equivalents .............................       $130,558       $140,964
     Short-term investments ................................         18,625          4,992
     Accounts receivable, net ..............................         44,149         40,790
     Prepaid expenses and other current assets .............          5,959          4,627
     Deferred income taxes .................................          3,655          2,086
                                                                   --------       --------
         Total current assets ..............................        202,946        193,459

Long-term investments ......................................         23,823          9,447
Property and equipment, net ................................         12,351         12,152
Intangible and other assets ................................         47,700         48,961
                                                                   --------       --------
         Total assets ......................................       $286,820       $264,019
                                                                   ========       ========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable and accrued liabilities ..............       $ 15,308       $ 17,024
     Current portion of capital lease obligations ..........            150            132
     Deferred revenue ......................................         22,102         17,937
                                                                   --------       --------
         Total current liabilities .........................         37,560         35,093

Long-term portion of capital lease obligations .............            183            288
Deferred income taxes ......................................            381            396

Total shareholders' equity .................................        248,696        228,242
                                                                   --------       --------

     Total liabilities and shareholders' equity ............       $286,820       $264,019
                                                                   ========       ========


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